U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report - October 2, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                    0-50330                 65-1172823
        ------------                    -------                 ----------
(State or other Jurisdiction     (Commission File No.)    (IRS Employer
      of Incorporation)                                   Identification Number)


   731 Chestnut Street, Emmaus, PA                                      18049
   ----------------------------------                                   -----
(Address of principal executive offices)                              (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

        None

Item 2. Acquisition or Disposition of Assets.

        None

Item 3. Bankruptcy or Receivership

        None

Item 4. Changes in Registrant's Certifying Accountant.

        None

Item 5. Other Events and Required.

        Registrant files this Current Report on Form 8-K to report that on September 23, 2003, East Penn Financial Corporation completed its approximated 19.9% investment in the common stock of Berkshire Bank, pursuant to the Stock Subscription and Purchase Agreement, dated July 3, 2003, a copy of which is attached, regarding East Penn Financial Corporation's agreement to invest in Berkshire Bank.

Item 6. Resignations of Registrant's Directors.

        None

Item 7. Financial Statement, Pro Forma Financial Information And Exhibits.

        (a) Financial Statements of Businesses Acquired.

            None

        (b) Pro Forma Financial Information.

            None

        (c) Exhibits:

Item 8. Change in Fiscal Year.

        None

Item 9.  Regulation FD Disclosure.

         None

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         None

Item 11. Temporary Suspension of Trading Under the Registrant's Employee Benefits Plan.

         None

Item 12. Results of Operations and Financial Condition.

         None

         Exhibit Number
         --------------

          99.1 Stock Subscription and Purchase Agreement, dated July 3, 2003, by and between East Penn Financial Corporation and Berkshire Bank, re: East Penn Financial Corporation's investment in Berkshire Bank.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EAST PENN BANK
                                                  (Registrant)


Dated: October 2, 2003                            /s/ Brent L. Peters
                                                  ------------------------------
                                                  Brent L. Peters, President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                      MANUALLY
                                                                       SIGNED
EXHIBIT NO.                                                           ORIGINAL
-----------                                                           --------

99.1     Stock Subscription and Purchase Agreement, dated                6
          July 3, 2003, by and between East Penn Financial
          Corporation and Berkshire Bank, re: East Penn
          Financial Corporation's investment in Berkshire Bank.